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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 21, 2002

                             UNITED NATIONAL BANCORP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                                   New Jersey
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)

        000-16931                                        22-2894827
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(Commission file number)                       (IRS employer identification no.)

             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (908) 429-2200
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

On September 4, 2002, United National Bancorp ("United") filed a Current Report on Form 8-K reporting the acquisition of Vista Bancorp, Inc. and Subsidiaries ("Vista"), as Vista was merged with and into United, with United being the surviving corporation (the "Merger"). Pursuant to a separate merger agreement, Vista Bank, N.A. ("the Bank") was merged with and into UnitedTrust Bank ("UTB") following consummation of the Merger. This Form 8-K/A amends the Form 8-K filed on September 4, 2002 to include the required financial statements.

     (a)  Financial Statements of Businesses Acquired.

          The unaudited consolidated balance sheet of Vista as of June 30, 2002, the related unaudited consolidated statements of income for the three months and six months ended June 30, 2002 and June 30, 2001, and the related unaudited consolidated statements of changes in shareholders' equity and cash flows for the six months ended June 30, 2002 and June 30, 2001 and the related notes are being filed as Exhibit 99.1 to this Form 8-K and are incorporated by reference herein.

     (b)  Unaudited Pro Forma Financial Information.

          The unaudited pro forma condensed combined balance sheet as of June 30, 2002 and the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2002 and the related notes to the pro forma condensed combined financial information are being filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein.

     (c) Exhibits.

          99.1 Unaudited consolidated balance sheet of Vista as of June 30, 2002, the related unaudited consolidated statements of income for the three months and six months ended June 30, 2002 and June 30, 2001, and the related unaudited consolidated statements of changes in shareholders' equity and cash flows for the six months ended June 30, 2002 and June 30, 2001 and the related notes.

          99.2 Unaudited pro forma condensed combined balance sheet as of June 30, 2002 and the unaudited pro forma condensed combined statement of income for the six months ended June 30, 2002 and the related notes to the pro forma condensed combined financial information.




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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                UNITED NATIONAL BANCORP

                                   By: /s/ Thomas C. Gregor
                                      -----------------------------------
                                      Thomas C. Gregor, Chairman, President and
                                      Chief Executive Officer

Dated: August 31, 2002